Investor Presentation COMPANY OVERVIEW MARCH 2025

Funko, LLC © 2025 1 CAUTIONARY NOTES REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, and our expected liquidity are forward-looking statements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to execute our business strategy; our ability to manage our inventories and growth; our ability to maintain and realize the full value of our license agreements; impacts from U.S. trade policy and tariffs; impacts from economic downturns; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to develop and introduce products in a timely and cost effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third party manufacturing; risks associated with climate change; increased attention to sustainability and environment, social and governance initiatives; geographic concentration of our operations; risks associated with our international operations; changes in the effective tax rates or tax law; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; future development and acceptance of blockchain networks; risks associated with receiving payments in digital assets; risk resulting from our e-commerce business and social media presence; our ability to successfully operate our information systems and implement new technology; risks relating to our indebtedness, including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to secure additional financing on favorable terms or at all; the potential for our or our third-party providers' electronic data or the electronic data of our customers to be compromised; the influence of our significant shareholder, TCG, and the possibility that TCG's interests may conflict with the interests of our other stockholders; risks relating to our organizational structure, including the Tax Receivable Agreement ("TRA") which confers certain benefits upon the parties to the TRA ("TRA Parties") that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; volatility in the price of our Class A common stock; and the risks associated with our internal control over financial reporting. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2024, and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

2 Funko, LLC © 2025 Core Collectibles, includes Pop! Vinyl, company’s best-known product line; thousands of licensed characters Pop culture fashion items, soft-lines including backpacks, handbags, wallets and apparel High-end collectible figures, limited edition prints and vinyl records Funko, L C © 20 5 FUNKO IS A LEADING POP CULTURE CONSUMER PRODUCTS COMPANY Funko is at the center of a rapidly growing collectible market segment, leveraging an industry-leading portfolio of licenses to connect fans with what they love across key growth areas like Entertainment, Sports, Music, and Gaming. We are uniquely positioned to scale in an era when self-expression, creativity, and fandom are more powerful than ever. Doja Cat

3 Funko, LLC © 2025 GEOGRAPHY US .....………….............65% International …...........35% PRODUCT BRANDS Core Collectible ......77% Loungefly …....……....16% Other…................…..7% FUNKO AT A GLANCE TICKER: Nasdaq: FNKO • IPO: 2017 • Founded: 1998 NET SALES 2024: $1.05 Billion ADJUSTED EBITDA 2024: $95 Million1 HQ: Everett, Washington # of full-time employees: 1,283 as of December 31, 2024 CORE QUALITIES: CHANNEL Wholesale……..........76% DTC….......................24% 2024 SALES BY… 3 ✓ Broad and deeply engaged consumer base ✓ Avid collector community, with strong engagement in loyalty program, events, and social media ✓ An industry-leading portfolio of licensed IP ✓ Highly diversified distribution channels: direct-to-consumer, mass market, e-tailers, specialty stores, and international distributors ✓ A growing share of non-licensed IP through the highly customizable Pop! Yourself product line 1Adjusted EBITDA is a non-GAAP measure. For a reconciliation of Adjusted EBITDA to the corresponding U.S. GAAP measure, please see the Supplemental Financial Information section. Source: Company information.

WE HAVE A FANATICAL CUSTOMER BASE IN A GROWING MARKET

STRONG CONSUMER ENGAGEMENT

Funko has built a deeply engaged consumer base, connecting with them through Funko's digital platform, loyalty program, social media, and pop culture events.

DEMOGRAPHICS[1]

18-55 years old, **40 years old average**
55% Female, 45% Male
280,000+ Loyalty Members

SOCIAL MEDIA FOLLOWING

1.2M Followers | 1.4M Followers | 1.7M Followers | 4.4M Followers

EXPERIENCES & FLAGSHIP STORES

COMIC CON INTERNATIONAL | Funko HOLLYWOOD | Funko HQ

FUNKO'S FOOTHOLD IN GROWING MARKET SEGMENTS

The global toy market for 12+ year old consumers, known as **"Kidults,"** is growing. In 2024, **the U.S. saw 10% growth** and **EU5 saw 5% growth**[2]



U.S. Kidult Market Growth[2]
$14B
$12B
$10B
$8B
$6B
$4B
$2B
$0B
2022
2023
2024

Kidults

Buyers 12+ years old spent **$12B** on toys in the U.S. in 2024[2]

Licensed Toys

Global licensed toy sales grew **8%** and accounted for **34%** of the total toy market[3]

Collectibles

Global sales of collectible toys grew almost **5%** to represent **18%** of overall volumes[3]

Funko, LLC © 2025

Source: (1) Company ecommerce consumer data. (2) Circana/Checkout-Toy Recipient Insights; 12ME December 2024 and Circana U.S. Checkout, TC360 EU5 Annual 2024. (3) Circana press release

4

Funko, LLC © 2025 5 WE HAVE BUILT A COMPETITIVE MOAT THROUGH AN INDUSTRY- LEADING PORTFOLIO OF LICENSES Source: Company information MOVIES TV MUSIC SPORTS ANIME GAMING ROBUST IP RELATIONSHIPS ACROSS 900+ ACTIVE LICENSED PROPERTIES AND 250+ CONTENT PROVIDERS

Funko, LLC © 2025 6 WE HAVE A LARGE, DIVERSIFIED GLOBAL DISTRIBUTION NETWORK Our Direct-to-Consumer sales outpace any single customer, driving 24% of 2024 gross sales. No single retail partner accounted for over 10% of 2024 revenue Mass Select Retail Partners E-Comm Specialty Distributors Other Source: Company information * Percent of 2023 Net Sales FUNKO IS SUPPORTED BY 1,400+ RETAIL PARTNERS ACROSS THE WORLD FLAGSHIP STORES EXPERIENTIAL

WITH A HISTORY OF RAPID GROWTH, WE ARE TRANSITIONING TO OUR NEXT CHAPTER

FUNKO REVENUE GROWTH OVER TIME ($ M)



Rapid Growth
✓Growth driven by multiple blockbuster movie franchises[1]
✓Quickly scaled through mass retail channels[2]
✓International expansion into EMEA
Improvements
Macroeconomic headwinds & inflation
Operational challenges
Change in management to drive turnaround
2025 and Beyond
Funko aims to return to growth through four strategic pillars:
Delighting core fans
Attracting new fans
Selling where fans are
Improving the fan experience
$516
$686
$795
COVID-19 Shut Down
$653
$1,029
$1,323
$1,096
$1,050
+21% 2017-2022 CAGR
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025E
Shohei Ohtani

Funko
Funko, LLC © 2025

Source: Company filings. (1) Includes Marvel Cinematic Universe, Avengers, Iron Man, SpiderMan, Thor, Black Panther, Star Wars, Guardians of the Galaxy. (2) Includes Walmart, Target, Amazon, GameStop, Hot Topic, Box Lunch

7

Funko, LLC © 2025 8 NEW MANAGEMENT HAS POSITIONED FUNKO FOR GROWTH – Appointed interim CEO, with extensive turnaround experience – Eliminated unprofitable products (30% SKU reduction) – Reduced inventory levels by >50% – Implemented broad fixed cost reductions – Optimized U.S. distribution center – Renegotiated freight costs – Hired new CEO with strong track record of scaling businesses – Divested Games business to focus on core assets and competencies – Established 4 strategic growth pillars – Paid down debt by $91 million – Grew new product lines Bitty Pop! and Pop! Yourself to ~10% of sales (combined) – Doubled DTC business to 24% of sales from 12% in 2022 2023 2024 STABILIZED TOP LINE RESTORED PROFITABILITY Adjusted EBITDA Margin(1) $653 $1,029 $1,323 $1,096 $1,050 2020 2021 2022 2023 2024 Revenue $ in millions Company filings. (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. For a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the corresponding U.S. GAAP measure, please see the Supplemental Financial Information section. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. 12.3% 14.6% 7.4% -1.1% 9.0% 2020 2021 2022 2023 2024

Funko, LLC © 2025 9 POP! Yourself $30B Global market size in 2023 for personalization1 Music 20+hrs Average listening time per week4 Gaming Sports $35B Sports Memorabilia & Trading Cards 20232 Distributors & Licensed Stores Sell Where the Fans Are FANDOM EXPANSION NON-TRADITIONAL RETAIL CHANNELS PRODUCT DIVERSIFICATION INTERNATIONAL EXPANSION+ + +PERSONALIZATION + WE HAVE A FORMULA FOR GROWTH THROUGH INTENTIONAL DIVERSIFICATION Latin America Asia Pacific Theme Parks Theaters Stadiums Transport Hubs …And So Much More! Middle East Bitty Pop! $15B Mini-Figures market size (‘23)5 Retail Experiences Global Blind Box Collectibles $14B in 2024 $39B by 20336 3.3B Global Gamers3 1 Sources: (1) Market Research Future, (2) Market Decipher, (3) Priori Data, (4) Statista, (5) Reportprime, (6) Cognitive Market Research

Funko, LLC © 2025 10 No license fee + higher price point + higher margin Personalized gifting Year-round value with product for every life event WE LAUNCHED POP! YOURSELF IN 2023 POP! YOURSELF DELIVERS MORE PRODUCT PERSONALIZATION FOR FANS VARIOUS WAYS TO BUILD A CUSTOMIZED POP! ONLINE RETAIL KIOSKS AND EVENT ACTIVATIONS License fees paid only on partnered accessory items, e.g. NFL Logo WHAT IS IT? Custom “builder” that allows fans to create personalized vinyl figures for themselves and loved ones Source: Company information

POP! YOURSELF RESULTS HAVE EXCEEDED EXPECTATIONS

GROWTH DRIVER FOR E-COMMERCE & TOP SELLING PRODUCT IN COMPANY-OWNED STORES

Biggest *driver of growth* and momentum in 2024



Funko
YOU
ME

80%+

Pop! Yourself customers are new to Funko

$15+
Standard Funko Pop! price

$30+
Pop! Yourself price



DEADPOOL & WOLVERINE
Funko



GET IN THE GAME!
Funko

STILL TO COME

- International expansion
- Partnerships with additional sports leagues
- In-person fan experiences at events
- Retail fan experiences
- Improved and expanded personalization
- Opportunity to re-engage and cross-sell

PERSONALIZATION HELPS DRIVE DTC

Funko % Revenue from DTC, FY2019 – FY2024



4%
7%
11%
12%
20%
24%
2019
2020
2021
2022
2023
2024

Funko

Funko, LLC © 2025

Source: Company information

11

Funko, LLC © 2025 12 FOCUSED FANDOM EXPANSION INTO HIGH-GROWTH SEGMENTS SPORTS GAMING MUSIC $35B Sports Memorabilia & Trading Cards in 20231 3.7B Sports fans globally2 3.3B Gamers Globally3 150M Attended Live Nation Concerts in 20245 69% U.S. households have someone who plays at least 1-3 hours per week4 20+HRS Average listening per week6 World of Warcraft: Shadowheart Sabrina Carpenter Sources: (1) Market Decipher, (2) Telecoming, (3) Priori Data, (4) Truelist, (5) Live Nation , (6) Statista

SPORTS ARE AN ATTRACTIVE AND GROWING MARKET

ATTRACTIVE MARKET CHARACTERISTICS

$35B
Sports Memorabilia and Trading Cards in 2023 (+11%)[1]

221M
Fans attended European football matches during the 2023/24 season[2]

- One of the **fastest growing segments** in media[3]
- Solid customer base filled with **super fans** who are **collectors by nature**[4]
- Jason Kelce Pop! was Funko's top-selling figure in 2024, showing demand for sports **celebration moments**

EXISTING LICENSES:

NFL · MLB · NBA · MLS · NHL

OUR GOALS

Size of Funko Sports Business Today → **~$40M, or ~4%** 2024 Revenue

MORE: LEAGUES, TEAMS, ATHLETES



JuJu Watkins

Introduce new licenses of legendary and new athletes, like that of Juju Watkins - the first active NCAA athlete to be included in a Pop! culture collectible line, to attract & serve new fans of women's and international sports organizations.

ADD: STADIUMS



Sell Funko and Loungefly products at stadiums and other sports events to capture peak fan excitement at the game.

FOCUS: REGIONAL STRATEGY



Julio Rodriguez

Offer a full product line with localized activations to engage fans of professional teams, including current athletes and legends.

Funko

Funko, LLC © 2025

Sources: (1) Market Decipher; (2) UEFA, (3) Mordor Intelligence, (4) All Thing Insights, Company information

13

MUSIC MERCHANDISING IS A LARGE ADJACENT OPPORTUNITY

OVERVIEW OF MARKET

$16B
Global music merchandise business by 2030[1]

$19B
Revenue of Live Nation concerts in 2024, up 2%[2]

17%
Revenue increase in vinyl sales in 2024, compared to 4% growth in streaming, signaling a comeback for physical format music collectibles[3]

Many licenses are **evergreen and global** in nature

Music has a **high degree of fandom and passion**

Fans are listening to music across **platforms and locations**

OUR GOALS

Size Of Funko Music Business Today → **~$27M, or ~2%** 2024 Revenue

KEY FUNKO MUSIC IP

BTS | Prince | ROSALÍA | Sabrina Carpenter

YOUNG ARTISTS



V of BTS

We are working with license partners and emerging artists to cater to a younger audience.

MUSIC EVENTS



We plan to activate with artist-inspired product or merchandise at live events to sell where the fans are.

VINYL'S COMEBACK


PREY
PREY

Building off the vinyl trend, we've seen high sales through Mondo collabs on vinyl releases.

Funko
Funko, LLC © 2025

Source: (1) MDIA Research, (2) Live Nation, (3) RIAA, Company information

14

GAMING FANDOM IS LARGE, EXTENDS GLOBALLY

OVERVIEW OF MARKET

3.3B
Gamers across the globe, and growing[1]

% Gamers in the U.S. by Generation[(2)]


Gen Z
28%
Millennials
25%

~53% of gamers in the U.S. are Millennial-age or younger

2023 gaming merchandise market size was $420.7M[3]

20%+ CAGR growth anticipated for the gaming merchandising market between 2024 and 2032[3]

2M+ attended video game conventions in 2023[4]

OUR GOALS

Size Of Funko Gaming Business Today → **~$105M, or ~10%** 2024 Revenue

KEY FUNKO GAME IP

DUNGEONS & DRAGONS | MINECRAFT | LEAGUE OF LEGENDS | SONIC THE HEDGEHOG | WORLD OF WARCRAFT

GEN ALPHA



Marvel's Mephisto

We're aiming to build a roadmap of licenses and products that cater to the younger generations turning to gaming as a source of entertainment with their friends.

NEW LICENSES


SILENT HILL 2

We're working to strengthen partnerships with AAA gaming studios and table-top brands to launch new products across music, collectibles, and apparel.

IP MARKETPLACE



Minecraft's Creeper

We plan on working with game studios to partner on IP-specific marketplaces, where fans can purchase quality licensed products.

Funko
Funko, LLC © 2025

Source: (1) Priori Data, (2) Statista, (3) Global Market Insights, (4) Statista, Company information

15

EXPANDING INTO NEW RETAIL CHANNELS TO SELL WHERE THE FAN IS

WE HAVE ALREADY ESTABLISHED A HIGHLY DIVERSIFIED DISTRIBUTION NETWORK

No single retail partner accounted for **over 10% of 2024 revenue**

Select Retail Partners

Mass	Target, Walmart, Carrefour
E-Comm	amazon, Walmart.com
Specialty	HOT TOPIC, GameStop, BOXLUNCH
Distributors	ALLIANCE ENTERTAINMENT, IKON collectables
Retail & Experiential	COMIC CON INTERNATIONAL, Funko HOLLYWOOD, Funko HQ

24% OF GROSS SALES IN 2024 VIA DTC CHANNEL, DOUBLING SINCE 2022

AND WE ARE EXPLORING WHERE WE CAN MEET NEW FANS WHERE THEY ARE

- Theme Parks
- Movie Theaters
- Conventions
- Team Stores & Stadiums
- College Bookstores
- E-sports Events
- Music Festivals
- TikTok Shop
- Fan-Focused Events

Other immersive environments include:

- Entertainment Attractions
- Retail Experiences
- Transportation Hubs
- Major Global Events

Funko
Funko, LLC © 2025
Source: Company materials
16

Funko, LLC © 2025 17 STRONG INTERNATIONAL BASE WITH ROOM TO RUN SIZEABLE INTERNATIONAL PRESENCE 35% of revenue outside of U.S. 300+ international trademarks 50+ premier Funko global distributors WITH OPPORTUNITY FOR FURTHER INTERNATIONAL GROWTH OUR ADVANTAGES – Can reach varied cultures with IP that resonates locally and globally – Unique form factor, do not have to supplant local licenses with other brands – Collectibles are popular across the world MEXICO & EUROPE EXPANSION STRATEGY 2025 Pop! Yourself – Partner and Licensed Stores – Third Party Distributors – Establish Local Presence Source: Company materials 3 Licensed Retail Stores in Middle East Asia Pacific Latin America Middle East

BITTY POP! BRINGS FUNKO MAGIC TO MICRO-COLLECTIBLES MARKET

OVERVIEW OF MARKET

$15B

Mini-figures market size 2023[1]

BITTY POP! CURRENT OFFERING



Funko
Bitty
POP!
PIXAR
4



Funko
Bitty
POP!
FIGURE SCALE
Pop! Vinyl
~4" (varies per SKU)
Pop! Keychain
~1.5" (varies per SKU)
Bitty Pop!
7/8" (exact size!)

Capitalize on mini collectibles market

Line of miniature collectible vinyl figures

0.9 inches tall

THE FUTURE EXPANSION OF BITTY POP!

LICENSED...



COLLECT AND CREATE

...AND NON-LICENSED

Bitty POP! BITTY CITY

INNOVATE



Star Wars Hans Solo

We're developing new unboxing extensions, unique bundles, and packaging solutions to deliver differentiation across the market.

EXPAND



LILO'S HOME

We're expanding licensed and owned-IP form factors to enhance display options, world-building, and collector experiences.

DISTRIBUTE



Deadpool

We're partnering with retailers to introduce exclusives within an expanded footprint. Our goal is to diversify placement and improve trade marketing.

Funko

Funko, LLC © 2025

Source: (1) Reportprime, Company information

18

EXPANDING BLIND BOX TO CAPTURE THE GROWING MARKET

EXCITING MARKET OPPORTUNITY

$14B
Global Blind Box market in 2024, 40% coming from North America[1]

$39B
Global market forecast for 2033, based on a 9.6% CAGR[1]



- ☑ *Treasure hunt appeal*
- ☑ *Trade culture and community*
- ☑ *Engagement and motivation to make repeat purchases*

Size of Funko **blind box** business today

~$55M or ~5%
2024 Revenue

REINTRODUCING AN EXCITING PRODUCT

Mystery Contents...

Random product from specific collection


POP!
Funko
POP! MYSTERY

...From Multiple Collections

Countdown calendars, Mystery Minis, Bitty Pop! and a contribution from a new product line



...In Multiple Form Factors


SODA
GODZILLA

Funko
Funko, LLC © 2025

Source: (1) Cognitive Market Research, Company information

19

Funko, LLC © 2025 20 KEY CONSIDERATIONS Diversified sales channels with massive DTC, core collector loyalty program, and international opportunity. Results-oriented management team with a deep bench across the retail, toy, gaming, brand, sports, and licensing industries. Powerful pop culture ecosystem with passionate fans, driving core business growth through intentional diversification. Exciting product line extensions such as Pop! Yourself and Bitty Pop! designed to drive sales growth and margin expansion.Trafalgar Law

21 Supplemental Financial Information

Funko, LLC © 2025 22 RECONCILIATION OF NON-GAAP FINANCIAL METRICS Source: Company filings Year Ended December 31, 2024 2023 2022 2021 2020 (in thousands) Net loss $(15,070) $(164,438) $(5,240) $67,854 $9,763 Interest expense, net 20,575 27,970 10,334 7,167 10,712 Income tax expense (benefit) 4,564 132,497 (17,801) 17,061 2,025 Depreciation and amortization 62,583 59,763 47,669 41,195 44,368 EBITDA $72,652 $55,792 $34,962 $133,277 $66,868 Adjustments: Equity-based compensation (1) 13,602 10,534 16,591 12,994 10,116 Acquisition transaction costs and other expenses (2) 3,449 14,241 2,850 — — Certain severance, relocation and related costs (3) 2,093 6,486 9,775 277 2,190 Loss on extinguishment of debt — 494 — 675 — Foreign currency transaction loss (gain) (4) 2,398 854 (3,232) 1,118 955 Tax receivable agreement liability adjustments (5) 547 (100,223) 3,987 1,590 87 One-time cloud-based computing arrangement abandonment (6) — — 32,492 — — Adjusted EBITDA (7) $94,741 $(11,822) $97,425 $149,931 $80,216 Adjusted EBITDA margin (8) 9.0% -1.1% 7.4% 14.6% 12.3%

Funko, LLC © 2025 23 RECONCILIATION OF NON-GAAP FINANCIAL METRICS CONT. Source: Company filings 1. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 2. For the year ended December 31, 2024, includes a net one-time legal settlement gain of $1.4 million related to a previously disclosed Loungefly customs-related matter and costs of $4.8 million related to contract settlement agreements and related services for assets held for sale (including fair market value adjustments of $1.3 million) related to a potential business initiative and the sale of certain assets under Funko Games. For the year ended December 31, 2023, includes a lease termination charge related to the abandonment of a potential business initiative of $5.0 million, expenses related to assets held for sale of $6.8 million (including fair market value adjustments of $6.5 million), related charges of termination of service contracts, architecture and design fees of $1.6 million related to the potential business initiative, and a purchase agreement termination charge of $1.0 million related to the abandonment of a potential business initiative, partially offset by acquisition-related benefits of $975,000 related to a working capital adjustment under the Mondo Collectibles, LLC acquisition. For the year ended December 31, 2022, primarily included investment banking and due diligence fees related to (i) the acquisition of Mondo Collectibles, LLC of $181,000 and (ii) the previously disclosed Capital Contribution and ACON Sale of $2.4 million. 3. For the year ended December 31, 2024, includes severance and benefit costs related to certain management departures of $2.1 million. For the year ended December 31, 2023, includes charges to remove leasehold improvements and return multiple Washington-based warehouses of $382,000, and charges related to severance and benefit costs for reductions-in-force of $5.2 million. For the year ended December 31, 2022, primarily included severance, relocation and related benefits expenses of $1.7 million, $1.4 million of severance and benefit costs related to certain executive management departures and warehouse equipment and inventory moving costs of $5.6 million related to the Warehouse Relocation. For the year ended December 31, 2021, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona of $196,000 and residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic of $81,000. For the year ended December 31, 2020, includes charges related to the global workforce reduction implemented in response to the COVID-19 pandemic of $1.6 million and impairment related charges to the right-of-use leased and fixed assets related to Funko Animation Studios of $601,000. 4. Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 5. Represents recognized adjustments to the tax receivable agreement liability. For 2023, represents reduction of the tax receivable agreement liability as a result of recognizing a full valuation allowance of the Company’s deferred tax assets and anticipated inability to realize future tax benefits. 6. Represents abandoned cloud computing arrangement charge related to the enterprise resource planning project. 7. Following correspondence with the SEC, we no longer adjust our non-GAAP financial measures for one-time costs related to inventory. This change in presentation lowers Adjusted EBITDA by $39.0 million for the year ended December 31, 2023. 8. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales.